EXHIBIT 99.2

# Supplemental information provided by Regency Centers.

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Quarterly Supplemental

## 3rd Quarter 2016

**Investor Relations**
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
September 30, 2016

Non-GAAP Disclosures..............................................................................................................................................	1

Earnings Press Release................................................................................................................................................	3

Summary Information:

Summary Financial Information..................................................................................................................................	10

Summary Real Estate Information..............................................................................................................................	11

Financial Information:

Consolidated Balance Sheets.......................................................................................................................................	12

Consolidated Statements of Operations.......................................................................................................................	13

Supplemental Details of Operations............................................................................................................................	14

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)........................................................	15

Supplemental Details of Operations (Real Estate Partnerships Only)........................................................................	16

Supplemental Details of Same Property NOI and Capital Expenditures (Pro-Rata)..................................................	17

Reconciliations of Non-GAAP Financial Measures....................................................................................................	18

Summary of Consolidated Debt .................................................................................................................................	20

Summary of Debt Covenants and Leverage Ratios.....................................................................................................	23

Summary of Unconsolidated Debt..............................................................................................................................	24

Summary of Preferred Stock.......................................................................................................................................	25

Investment Activity:

Property Transactions..................................................................................................................................................	26

Summary of Development, Redevelopment, and Land Held......................................................................................	27

Co-investment Partnerships:

Unconsolidated Investments........................................................................................................................................	28

Real Estate Information:

Leasing Statistics.........................................................................................................................................................	29

Average Base Rent by CBSA......................................................................................................................................	30

Significant Tenant Rents..............................................................................................................................................	31

Tenant Lease Expiration..............................................................................................................................................	32

Portfolio Summary Report by State............................................................................................................................	34

Forward-Looking Information:

Earnings and Valuation Guidance................................................................................................................................	45

Reconciliation of NAREIT FFO and Core FFO Guidance to Net Income................................................................	46

Glossary of Terms........................................................................................................................................................	47

Non-GAAP Disclosures
September 30, 2016

We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro- rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure.

•	The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•
The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships.

•
A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata balance sheets and statements of operations.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•
The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interest differently, limiting the usefulness as a comparative measure.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

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The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•
Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio properties. The Company provides a reconciliation of GAAP Income from Operations to pro-rata NOI.

•
Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company provides a reconciliation of GAAP Income from Operations to pro-rata Same Property NOI.

•
NAREIT Funds From Operations (NAREIT FFO): The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO.

•
Core Funds From Operations (Core FFO): The Company believes Core FFO, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of NAREIT FFO to Core FFO.

•
Adjusted Core Funds From Operations (AFFO): The Company believes AFFO provides useful information to investors to measure the Company’s ability to fund cash needs, including cash distributions to shareholders. The Company provides a reconciliation of Core FFO to AFFO

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Regency Centers Reports Third Quarter 2016 Results

JACKSONVILLE, Fla. (November 1, 2016) - Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended September 30, 2016.

Financial Results

Regency reported net income attributable to common stockholders (“Net Income”) for the third quarter of $5.3 million, or $0.05 per diluted share, compared to Net Income of $53.7 million, or $0.57 per diluted share, for the same period in 2015. For the nine months ended September 30, 2016 Net Income was $88.0 million, or $0.88 per diluted share, compared to $111.4 million, or $1.18 per diluted share for the same period in 2015.

The Company reported NAREIT Funds From Operations (“NAREIT FFO”) for the third quarter of $30.1 million, or $0.29 per diluted share, compared to $71.6 million, or $0.76 per diluted share, for the same period in 2015. For the nine months ended September 30, 2016 NAREIT FFO was $194.2 million, or $1.94 per diluted share, compared to $212.3 million, or $2.24 per diluted share for the same period in 2015.

Core Funds From Operations (“Core FFO”) for the third quarter was $84.3 million, or $0.81 per diluted share, compared to $72.2 million, or $0.76 per diluted share, for the same period in 2015. For the nine months ended September 30, 2016 Core FFO was $244.1 million, or $2.43 per diluted share, compared to $212.9 million, or $2.25 per diluted share for the same period in 2015.

Operating Results

For the period ended September 30, 2016, Regency’s results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

	Q3 2016	YTD
Percent leased, same properties	96.0%
Percent leased, all properties	95.6%
Same property NOI growth without termination fees	2.9%	3.4%
Same property NOI growth without termination fees or redevelopments	2.5%	3.0%
Rental rate growth(1)
New leases	14.3%	29.1%
Renewal leases	4.6%	7.7%
Blended average	5.8%	10.7%
Leasing transactions(2)
Number of new and renewal leasing transactions	376	1,084
Total square feet leased (000s)	1,549	4,323

(1)	Operating properties only. Rent growth is calculated on a comparable-space, cash basis.

(2)	Total of comparable and non-comparable transactions. Square footage for co-investment partnerships at 100%.

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Portfolio Activity

Property Transactions

During the quarter and as previously disclosed, Regency sold three wholly owned properties and conveyed the 50% ownership interest in three properties to a co-investment partner, for a total of $66.6 million. Year to date, the Company has sold 16 properties for a combined $115.8 million.

Also during the quarter and as previously disclosed, Regency acquired Klahanie shopping center located in the greater Seattle area. The property was acquired on a wholly owned, unencumbered basis for a gross purchase price of $36.0 million.

Developments and Redevelopments

During the quarter, the Company started the development of The Village at Tustin Legacy, a 112,000 square foot center located within the 1,600-acre master-planned community of Tustin Legacy. Anchored by Stater Bros. and CVS, this new development is well-positioned near the heart of Orange County, California, and will benefit from exceptional three-mile demographics, including a population of 200,000, a daytime population of more than 300,000 and incomes exceeding $100,000.

At quarter end, the Company had 21 properties in development or redevelopment with combined, estimated costs of $220.5 million. In-process developments were a combined 61% funded and 87% leased and committed.

Balance Sheet

Equity Offerings

During the quarter and as previously disclosed, Regency closed an underwritten public offering of 5,002,500 shares of its common stock, which included the underwriters’ full exercise of its option to purchase up to 652,500 shares. The offering resulted in gross proceeds of approximately $400 million (the “Proceeds”). A portion of the Proceeds were used to redeem the Company’s outstanding $300 million 5.875% senior unsecured notes due June 2017, and to settle in full certain forward starting swaps, which were originally intended for a planned new debt issuance in 2017.

Credit Facilities

During the quarter and as previously disclosed, the Company amended its senior unsecured term loan facility (the “Facility”). The amendment increased the Facility size by $100 million to $265 million, extended the maturity date to January 5, 2022 and reduced the applicable interest rate to LIBOR plus 0.95% per annum, which is based on the Company’s credit rating. Following the closing of the Facility amendment, Regency executed interest rate swaps for the full notional amount of the Facility, fixing the interest rate at 2.0% through maturity.

2016 Guidance

The Company has updated certain components of its 2016 earnings guidance. These changes are summarized below. Please refer to the Company’s third quarter 2016 supplemental information package for a complete list of updates.

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Full Year 2016 Guidance
	Previous Guidance	Updated Guidance
NAREIT FFO per diluted share	$2.71 - $2.76	$2.74 - $2.77
Core FFO per diluted share	$3.22 - $3.27	$3.25 - $3.28
Same property NOI growth without termination fees (pro-rata)	2.75% - 3.50%	3.0% - 3.4%
Same property percent leased at period end (pro-rata)	96.0% - 96.5%	95.8% - 96.2%
Development and Redevelopment starts (pro-rata)($000s)	$125,000 - $225,000	$125,000 - $265,000

Dividend

On October 25, 2016, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.50 per share. The dividend is payable on November 30, 2016 to shareholders of record as of November 16, 2016.

Conference Call Information

In conjunction with Regency’s third quarter results, the Company will host a conference call on Wednesday, November 2, 2016 at 10:00 a.m. ET. Dial-in and webcast information is listed below

Third Quarter Conference Call
Date:	Wednesday, November 2, 2016
Time:	10:00 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations

Replay

Webcast Archive:     Investor Relations page under Webcasts & Presentations

Non-GAAP Disclosure

The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as it believes these measures improve the understanding of the Company's operational results. Regency manages its entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, the Company believes presenting its pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of the Company’s reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental

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rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered a substitute measure of cash flows from operations. Core FFO is an additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core FFO.

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core FFO - Actual (in thousands)

For the Periods Ended September 30, 2016 and 2015	Three Months Ended		Year to Date
	2016	2015	2016	2015
Net Income Attributable to Common Stockholders	$5,305	53,731	$87,992	111,384
Adjustments to reconcile to Funds From Operations:(1)
Depreciation and amortization	47,826	45,606	143,373	135,990
Provision for impairment	—	—	659	—
Gain on sale of operating properties	(23,067)	(27,806)	(38,016)	(35,281)
Exchangeable operating partnership units	16	94	165	204
NAREIT Funds From Operations	$30,080	71,625	$194,173	212,297

NAREIT Funds From Operations	$30,080	71,625	194,173	212,297
Adjustments to reconcile to Core Funds From Operations:(1)
Development pursuit costs	(47)	213	1,766	303
Acquisition pursuit and closing costs	287	367	907	800
Gain on sale of land	(628)	35	(7,886)	(33)
Provision for impairment to land	35	—	547	—
Hedge ineffectiveness	40,586	3	40,589	6
Early extinguishment of debt	13,943	2	13,957	(58)
Gain on sale of investments	$—	—	$—	(416)
Core Funds From Operations	$84,256	72,245	$244,053	212,899

Weighted Average Shares For Earnings per Share	104,255	94,595	100,128	94,483
Weighted Average Shares For Diluted NAREIT FFO and Core FFO per Share	104,409	94,749	100,282	94,637

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests

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Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of income from operations to pro-rata same property NOI.

Reconciliation of Income from Operations to Pro-Rata Same Property NOI - Actual (in thousands)

For the Periods Ended September 30, 2016 and 2015	Three Months Ended		Year to Date
	2016	2015	2016	2015
Income from operations	$1,534	31,979	$82,337	94,789
Less:
Management, transaction, and other fees	(5,855)	(5,786)	(18,759)	(18,032)
Other (1)	(3,680)	(4,668)	(11,170)	(12,184)
Plus:
Depreciation and amortization	40,705	37,032	119,721	109,249
General and administrative	16,046	14,750	48,695	46,227
Other operating expense, excluding provision for doubtful accounts	498	1,194	4,346	2,861
Other expense (income)	75,653	26,289	125,416	78,536
Equity in income of investments in real estate excluded from NOI (2)	(116)	16,606	21,681	49,193
Pro-Rata NOI	124,785	117,396	372,267	350,639

Less pro-rata non-same property NOI (3)	(7,930)	(3,755)	(19,244)	(9,822)

Pro-Rata Same Property NOI	$116,855	113,641	$353,023	340,817

Pro-Rata Same Property NOI without termination fees	$116,740	113,497	$352,078	340,441

Pro-Rata Same Property NOI without termination fees or redevelopments	$99,731	97,262	$301,621	292,919

(1) Includes straight-line rental income, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.

(3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

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Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core FFO - Guidance

	Full Year
NAREIT FFO and Core FFO Guidance:	2016
Net income attributable to common stockholders	$1.23	1.26
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	1.88	1.88
Gain on sale of operating properties	(0.37)	(0.37)
All other amounts	—	—
NAREIT Funds From Operations	$2.74	2.77

Adjustments to reconcile NAREIT FFO to Core FFO:
Development pursuit costs	0.01	0.01
Acquisition pursuit and closing costs	0.02	0.02
Gain on sale of land	(0.08)	(0.08)
Early extinguishment of debt	0.15	0.15
Derivative settlement	0.40	0.40
All other non-core amounts	0.01	0.01
Core Funds From Operations	$3.25	3.28

The Company has published forward-looking statements and additional financial information in its third quarter 2016 supplemental information package that may help investors estimate earnings for 2016. A copy of the Company’s third quarter 2016 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended September 30, 2016. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

With more than 50 years of experience, Regency is the preeminent national owner, operator and developer of high-quality, grocery anchored neighborhood and community shopping centers. The Company’s portfolio of 307 retail properties encompasses over 42.1 million square feet located in top markets throughout the United States, including co-investment partnerships. Regency has developed 223 shopping centers since 2000, representing an investment at completion of more than $3 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

###

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Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

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Summary Financial Information
September 30, 2016
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2016	2015	2016	2015

Net income attributable to common stockholders	$5,305	$53,731	$87,992	$111,384
Net income per share (diluted)	$0.05	$0.57	$0.88	$1.18

NAREIT Funds From Operations (NAREIT FFO)	$30,080	$71,625	$194,173	$212,297
NAREIT FFO per share (diluted)	$0.29	$0.76	$1.94	$2.24

Core Funds From Operations (Core FFO)	$84,256	$72,245	$244,053	$212,899
Core FFO per share (diluted)	$0.81	$0.76	$2.43	$2.25

Diluted share and unit count
Weighted average shares (diluted) - Net income	104,255	94,595	100,128	94,483
Weighted average shares (diluted) - NAREIT FFO and Core FFO	104,409	94,749	100,282	94,637

Dividends paid per share and unit	$0.500	$0.485	$1.500	$1.455
Payout ratio of Core FFO per share (diluted)	61.7%	63.8%	61.7%	64.7%

Debt metrics (pro-rata; trailing twelve months "TTM")
Net Debt-to-Core EBITDA			4.4x	5.7x
Fixed charge coverage			3.2x	2.7x

	As of	As of	As of	As of
Capital Information	9/30/2016	12/31/2015	12/31/2014	12/31/2013
Market price per common share	$77.49	$68.12	$63.78	$46.30

Market equity value of common and convertible shares	$8,109,089	$6,632,627	$6,012,045	$4,282,702
Non-convertible preferred stock	$325,000	$325,000	$325,000	$325,000
Outstanding debt	$2,104,493	$2,363,238	$2,528,137	$2,388,837
Total market capitalization	$10,538,582	$9,320,865	$8,865,182	$6,996,538

Total real estate at cost before depreciation	$5,173,154	$4,852,106	$4,743,053	$4,385,380
Total assets at cost before depreciation	$5,566,509	$5,234,861	$5,130,878	$4,758,390

Outstanding Classes of Stock and Partnership Units
Common shares outstanding	104,493	97,213	94,108	92,333
Exchangeable units held by noncontrolling interests	154	154	154	166
Common shares and equivalents issued and outstanding	104,647	97,367	94,262	92,499

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Summary Real Estate Information
September 30, 2016
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Number of shopping centers - All properties	307	311	314	318	318
Number of shopping centers - Operating properties	302	306	308	311	313
Number of shopping centers - Same properties	292	298	302	300	302
Number of projects in development	5	5	6	7	5

Gross Leasable Area (GLA) - All properties	37,635	37,864	37,849	38,034	37,926
GLA including retailer-owned stores - All properties	42,050	42,300	42,335	42,824	42,716
GLA - Operating properties	37,090	37,380	37,279	37,457	37,549
GLA - Same properties	35,707	36,113	36,492	36,049	36,182
GLA - Projects in development	545	483	570	577	377

Wholly Owned and Pro-Rata Share of Co-investment Partnerships

GLA - All properties	28,565	28,714	28,414	28,381	28,173
GLA including retailer-owned stores - All properties	32,979	33,150	32,899	33,170	32,963
GLA - Operating properties	28,020	28,231	27,844	27,804	27,796
GLA - Same properties	26,636	26,964	27,057	26,508	26,541
Spaces ≥ 10,000 sf	16,298	16,501	16,536	16,270	16,297
Spaces < 10,000 sf	10,338	10,463	10,521	10,238	10,244
GLA - Projects in development	545	483	570	577	377

% leased - All properties	95.6%	95.8%	95.8%	95.6%	96.0%
% leased - Operating properties	95.8%	96.0%	96.2%	95.9%	96.1%
% leased - Same properties (1)	96.0%	96.3%	96.3%	96.2%	96.4%
Spaces ≥ 10,000 sf (1)	98.2%	98.7%	99.0%	98.8%	99.2%
Spaces < 10,000 sf (1)	92.7%	92.4%	92.1%	92.0%	91.9%
Average % leased - Same properties (1)	96.2%	96.2%	96.2%	96.2%	96.2%
% commenced - Same properties(1)(2)	94.5%	94.4%	94.7%	94.7%	95.1%

Same property NOI growth - YTD	3.6%	4.0%	4.6%	4.1%	4.3%
Same property NOI growth without termination fees - YTD	3.4%	3.7%	4.1%	4.4%	4.5%
Same property NOI growth without termination fees or redevelopments - YTD	3.0%	3.2%	3.2%	3.2%	3.4%
Rental rate growth - YTD(3)	10.7%	13.7%	15.9%	9.6%	8.8%
Rental rate growth for spaces vacant less than 12 months - YTD(3)	10.3%	13.3%	16.2%	9.3%	8.3%

(1) Prior periods adjusted for current same property pool.
(2) Excludes leases that are signed but have not yet commenced.
(3) Operating properties only. Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed.

11

Consolidated Balance Sheets
September 30, 2016 and December 31, 2015
(in thousands)

	2016	2015
	(unaudited)
Assets
Real estate investments at cost:
Land, building and improvements	$4,740,676	$4,328,864
Properties in development	157,537	217,036
	4,898,213	4,545,900
Less: accumulated depreciation	1,108,221	1,043,787
	3,789,992	3,502,113
Investments in real estate partnerships	274,940	306,206
Net real estate investments	4,064,932	3,808,319

Cash and cash equivalents	44,907	40,623
Accounts receivable, net	24,816	32,292
Straight line rent receivables, net	67,931	63,392
Notes receivable	10,480	10,480
Deferred leasing costs, net	68,455	66,367
Acquired lease intangible assets, net	122,738	105,380
Trading securities held in trust, at fair value	29,280	29,093
Other assets	24,749	26,935
Total assets	$4,458,288	$4,182,881

Liabilities and Equity
Liabilities:
Notes payable	$1,364,200	$1,699,771
Unsecured credit facilities	263,421	164,514
Total notes payable	1,627,621	1,864,285

Accounts payable and other liabilities	145,689	164,515
Acquired lease intangible liabilities, net	56,455	42,034
Tenants' security and escrow deposits	28,239	29,427
Total liabilities	1,858,004	2,100,261

Equity:
Stockholders' Equity:
Preferred stock	325,000	325,000
Common stock, $.01 par	1,045	972
Additional paid in capital, net of treasury stock	3,274,720	2,722,850
Accumulated other comprehensive loss	(35,739)	(58,693)
Distributions in excess of net income	(997,881)	(936,020)
Total stockholders' equity	2,567,145	2,054,109
Noncontrolling Interests:
Exchangeable operating partnership units	(2,006)	(1,975)
Limited partners' interest	35,145	30,486
Total noncontrolling interests	33,139	28,511
Total equity	2,600,284	2,082,620
Total liabilities and equity	$4,458,288	$4,182,881

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

12

Consolidated Statements of Operations
For the Periods Ended September 30, 2016 and 2015
(in thousands)
unaudited

	Three Months Ended		Year to Date
	2016	2015	2016	2015
Revenues:
Minimum rent	$111,886	105,071	$329,506	308,766
Percentage rent	495	486	2,651	2,593
Recoveries from tenants and other income	34,532	30,725	103,894	94,205
Management, transaction, and other fees	5,855	5,786	18,759	18,032
Total revenues	152,768	142,068	454,810	423,596
Operating Expenses:
Depreciation and amortization	40,705	37,032	119,721	109,249
Operating and maintenance	23,373	19,761	69,767	61,119
General and administrative	16,046	14,750	48,695	46,227
Real estate taxes	17,058	16,044	49,697	46,842
Other operating expense	1,046	1,880	5,795	4,825
Total operating expenses	98,228	89,467	293,675	268,262
Other Expense (Income):
Interest expense, net of interest income	21,945	25,099	70,489	78,407
Provision for impairment	—	—	1,666	—
Early extinguishment of debt	13,943	—	13,943	(61)
Net investment (income) loss	(821)	1,190	(1,268)	190
Hedge ineffectiveness	40,586	—	40,586	—
Total other expense	75,653	26,289	125,416	78,536
Income from operations before equity in income of investments in real estate partnerships	(21,113)	26,312	35,719	76,798
Equity in income of investments in real estate partnerships	22,647	5,667	46,618	17,991
Income from operations	1,534	31,979	82,337	94,789
Gain on sale of real estate, net of tax	9,580	27,755	22,997	34,215
Net income	11,114	59,734	105,334	129,004
Noncontrolling Interests:
Exchangeable operating partnership units	(16)	(94)	(165)	(204)
Limited partners' interests in consolidated partnerships	(527)	(643)	(1,380)	(1,619)
Net income attributable to noncontrolling interests	(543)	(737)	(1,545)	(1,823)
Net income attributable to controlling interests	10,571	58,997	103,789	127,181
Preferred stock dividends	(5,266)	(5,266)	(15,797)	(15,797)
Net income attributable to common stockholders	$5,305	53,731	$87,992	111,384

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

13

Supplemental Details of Operations (Consolidated Only)
For the Periods Ended September 30, 2016 and 2015
(in thousands)

	Three Months Ended		Year to Date
	2016	2015	2016	2015
Real Estate Revenues:
Base rent	$108,702	102,006	$321,647	301,293
Recoveries from tenants	31,444	29,400	94,684	90,520
Percentage rent	495	486	2,651	2,593
Termination fees	93	122	611	345
Other income	2,995	2,277	8,599	6,166
Total real estate revenues	143,729	134,291	428,192	400,917

Real Estate Operating Expenses:
Operating and maintenance	20,589	19,523	63,128	60,198
Real estate taxes	17,058	16,044	49,697	46,842
Ground rent	1,857	1,287	5,251	3,802
Provision for doubtful accounts	548	686	1,449	1,964
Total real estate operating expenses	40,052	37,540	119,525	112,806

Other Rent Amounts:
Straight line rent, net	1,137	2,722	4,150	6,274
Above/below market rent amortization	1,120	318	2,321	1,254
Total other rent amounts	2,257	3,040	6,471	7,528

Fee Income:
Property management fees	3,197	3,249	9,819	9,880
Asset management fees	1,611	1,573	4,935	4,694
Leasing commissions and other fees	1,047	964	4,005	3,458
Total fee income	5,855	5,786	18,759	18,032

Interest Expense, net:
Gross interest expense	21,075	24,281	66,792	76,787
Derivative amortization	1,807	2,155	6,306	6,657
Debt cost and premium/discount amortization	309	335	936	1,179
Capitalized interest	(857)	(1,388)	(2,622)	(5,403)
Interest income	(389)	(284)	(923)	(813)
Total interest expense, net	21,945	25,099	70,489	78,407

General & Administrative, net:
Gross general & administrative	17,557	16,982	52,796	51,334
Stock-based compensation	3,163	3,463	9,967	10,576
Capitalized direct leasing compensation costs	(2,763)	(2,380)	(8,049)	(7,569)
Capitalized direct development compensation costs	(2,766)	(2,137)	(7,343)	(7,545)
Total general & administrative, net	15,191	15,928	47,371	46,796

Real Estate (Gains) Losses:
Gain on sale of operating properties	(8,952)	(27,790)	(15,135)	(34,172)
Provision for impairment of operating properties	—	—	866	—
Gain on sale of land	(628)	35	(7,862)	(43)
Provision for impairment of land	—	—	800	—
Total real estate (gains) losses	(9,580)	(27,755)	(21,331)	(34,215)

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	40,705	37,032	119,721	109,249
Development pursuit costs	(47)	213	1,766	303
Acquisition pursuit and closing costs	280	366	896	772
Loss from deferred compensation plan, net	34	12	56	37
Early extinguishment of debt	13,943	—	13,943	(61)
Hedge ineffectiveness	40,586	—	40,586	—
Gain on sale of investments	—	—	—	(416)
Other expenses	265	615	1,684	1,786
Total depreciation, transaction and other expense (income)	95,766	38,238	178,652	111,670
These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

14

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)
September 30, 2016 and December 31, 2015
(in thousands)

	Noncontrolling Interests		Share of JVs

	2016	2015	2016	2015
Assets
Land, building and improvements	$(67,418)	$(72,835)	$1,068,250	$1,096,187
Properties in development	(7,408)	(2,583)	1,026	3,202
	(74,826)	(75,418)	1,069,276	1,099,389
Less: accumulated depreciation	(8,737)	(8,512)	341,081	331,724
Net real estate investments	(66,089)	(66,906)	728,195	767,665

Cash and cash equivalents	(4,369)	(1,054)	8,830	7,168
Accounts receivable, net	(438)	(613)	5,199	6,732
Straight line rent receivables, net	(1,116)	(974)	14,297	13,845
Deferred leasing costs, net	(1,002)	(927)	11,314	11,845
Acquired lease intangible assets, net	(1,470)	(1,830)	9,793	11,362
Other assets	(107)	(291)	6,545	5,778
Total assets	$(74,591)	$(72,595)	$784,173	$824,395

Liabilities
Notes payable	(35,500)	(40,053)	476,873	487,564

Accounts payable and other liabilities	(3,067)	(1,077)	24,230	20,426
Acquired lease intangible liabilities, net	(635)	(738)	5,330	6,722
Tenants' security and escrow deposits	(244)	(241)	2,800	3,477
Total liabilities	$(39,446)	$(42,109)	$509,233	$518,189

Note
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

15

Supplemental Details of Operations (Real Estate Partnerships Only)
For the Periods Ended September 30, 2016 and 2015
(in thousands)

	Noncontrolling Interests				Share of JVs
	Three Months Ended		Year to Date		Three Months Ended		Year to Date
	2016	2015	2016	2015	2016	2015	2016	2015

Real Estate Revenues:
Base rent	$(1,553)	(1,727)	$(5,122)	(5,047)	$22,911	23,036	$68,861	68,853
Recoveries from tenants	(374)	(446)	(1,289)	(1,413)	6,770	7,015	21,421	22,049
Percentage rent	—	—	(5)	—	149	201	1,139	1,222
Termination fees	(4)	(1)	(4)	(25)	23	22	344	47
Other income	(53)	(49)	(115)	(102)	725	547	1,932	1,382
Total real estate revenues	(1,984)	(2,223)	(6,535)	(6,587)	30,578	30,821	93,697	93,553

Real Estate Operating Expenses:
Operating and maintenance	(282)	(331)	(968)	(1,085)	4,270	4,369	13,702	14,157
Real estate taxes	(242)	(228)	(792)	(769)	3,670	3,944	11,212	11,447
Ground rent	(25)	(22)	(75)	(71)	94	85	269	222
Provision for doubtful accounts	(12)	(14)	(1)	(6)	13	150	215	543
Total real estate operating expenses	(561)	(595)	(1,836)	(1,931)	8,047	8,548	25,398	26,369

Other Rent Amounts:
Straight line rent, net	(31)	(130)	(147)	(234)	146	17	1,027	842
Above/below market rent amortization	(11)	16	(8)	18	212	278	681	870
Total other rent amounts	(42)	(114)	(155)	(216)	358	295	1,708	1,712

Fee Income:
Asset management fees	—	—	—	—	(263)	(258)	(813)	(771)
Total fee income	—	—	—	—	(263)	(258)	(813)	(771)

Interest Expense, net:
Gross interest expense	(420)	(450)	(1,345)	(1,433)	6,333	6,625	17,746	20,002
Derivative amortization	—	(36)	—	(108)	(460)	65	—	172
Debt cost and premium/discount amortization	37	66	127	248	186	193	572	579
Interest income	—	—	—	—	—	—	—	(1)
Total interest expense, net	(383)	(420)	(1,218)	(1,293)	6,059	6,883	18,318	20,752

General & Administrative, net:
Gross general & administrative	—	—	—	—	26	48	135	261
Total general & administrative, net	—	—	—	—	26	48	135	261

Real Estate (Gains) Losses:
Gain on sale of operating properties	—	—	128	—	(14,115)	(16)	(23,009)	(1,109)
Provision for impairment of operating properties	35	—	(207)	—	—	—	—	—
Gain on sale of land	—	—	—	—	—	—	(24)	10
Provision for impairment of land	—	—	(253)	—	—	—	—	—
Total real estate (gains) losses	35	—	(332)	—	(14,115)	(16)	(23,033)	(1,099)

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	(573)	(676)	(1,866)	(1,942)	7,860	9,686	26,343	29,701
Acquisition pursuit and closing costs	—	—	—	—	7	1	11	28
Early extinguishment of debt	—	—	—	—	—	2	14	3
Hedge ineffectiveness	—	—	—	—	—	3	4	6
Other expenses	(17)	(3)	(58)	(18)	142	36	784	482
Total depreciation, transaction and other expense (income)	(590)	(679)	(1,924)	(1,960)	8,009	9,728	27,156	30,220

Note
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

16

Supplemental Details of Same Property NOI and Capital Expenditures (Pro-Rata)
For the Periods Ended September 30, 2016 and 2015
(in thousands)

	Three Months Ended		Year to Date
	2016	2015	2016	2015
Same Property NOI Detail(1):

Real Estate Revenues:
Base Rent	$122,745	119,756	$366,428	356,391
Recoveries from Tenants	35,402	34,894	108,455	107,619
Percentage Rent	602	623	3,708	3,756
Termination Fees	115	144	945	376
Other Income	2,433	2,042	7,354	5,157
Total Real Estate Revenues	161,297	157,459	486,890	473,299

Real Estate Operating Expenses:
Operating and Maintenance	23,229	22,586	71,105	70,513
Real Estate Taxes	19,028	19,092	56,458	55,328
Ground Rent	1,648	1,507	4,767	4,605
Provision for Doubtful Accounts	537	633	1,537	2,036
Total Real Estate Operating Expenses	44,442	43,818	133,867	132,482

Same Property NOI	$116,855	113,641	$353,023	340,817
% change	2.8%		3.6%

Same Property NOI without Termination Fees	$116,740	113,497	$352,078	340,441
% change	2.9%		3.4%

Same Property NOI without Termination Fees or Redevelopments	$99,731	97,262	$301,621	292,919
% change	2.5%		3.0%

Capital Expenditures Detail(1):

Leasing commissions	$3,532	3,929	$10,646	10,632
Tenant improvements and other landlord leasing costs	4,032	4,388	13,493	13,092
Building improvements	4,299	4,562	8,782	8,413
Total capital expenditures	$11,863	12,879	$32,921	32,137

(1) Includes pro-rata share of unconsolidated co-investment partnerships.

17

Reconciliations of Non-GAAP Financial Measures
For the Periods Ended September 30, 2016 and 2015
(in thousands, except per share data)

	Three Months Ended		Year to Date
	2016	2015	2016	2015

Reconciliation of Net Income to NAREIT FFO:
Net Income Attributable to Common Stockholders	$5,305	53,731	$87,992	111,384
Adjustments to reconcile to Funds From Operations(1):
Depreciation and amortization (excluding FF&E)	47,826	45,606	143,373	135,990
Provision for impairment to operating properties	—	—	659	—
Gain on sale of operating properties	(23,067)	(27,806)	(38,016)	(35,281)
Exchangeable operating partnership units	16	94	165	204
NAREIT Funds From Operations	$30,080	71,625	$194,173	212,297

NAREIT FFO per share (diluted)	$0.29	$0.76	$1.94	$2.24
Weighted average shares (diluted)	104,409	94,749	100,282	94,637

Reconciliation of NAREIT FFO to Core FFO:
NAREIT Funds From Operations	$30,080	71,625	$194,173	212,297
Adjustments to reconcile to Core Funds From Operations(1):
Development pursuit costs	(47)	213	1,766	303
Acquisition pursuit and closing costs	287	367	907	800
Gain on sale of land	(628)	35	(7,886)	(33)
Provision for impairment to land	35	—	547	—
Hedge ineffectiveness	40,586	3	40,589	6
Early extinguishment of debt	13,943	2	13,957	(58)
Gain on sale of investments	—	—	—	(416)
Core Funds From Operations	$84,256	72,245	$244,053	212,899

Core FFO per share (diluted)	$0.81	$0.76	$2.43	$2.25
Weighted average shares (diluted)	104,409	94,749	100,282	94,637

Reconciliation of Core FFO to AFFO:
Core Funds From Operations	$84,256	72,245	$244,053	212,899
Adjustments to reconcile to Adjusted Funds From Operations(1):
Straight line rent, net	(1,253)	(2,609)	(5,030)	(6,882)
Above/below market rent amortization, net	(1,322)	(613)	(2,994)	(2,143)
Derivative amortization	1,807	2,155	6,306	6,657
Debt cost and premium/discount amortization	532	594	1,635	2,006
Stock-based compensation	3,163	3,463	9,967	10,576
Capital expenditures	(11,863)	(12,879)	(32,921)	(32,137)
Adjusted Core Funds From Operations	$75,320	62,356	$221,016	190,976

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

18

Reconciliations of Non-GAAP Financial Measures (continued)
For the Periods Ended September 30, 2016 and 2015
(in thousands)

	Three Months Ended		Year to Date
	2016	2015	2016	2015

Reconciliation of Income from Operations to Same Property NOI(1):

Income from operations	1,534	31,979	82,337	94,789
Less:
Management, transaction, and other fees	$(5,855)	$(5,786)	$(18,759)	$(18,032)
Other(2)	(3,680)	(4,668)	(11,170)	(12,184)
Plus:
Depreciation and amortization	40,705	37,032	119,721	109,249
General and administrative	16,046	14,750	48,695	46,227
Other operating expense, excluding provision for doubtful accounts	498	1,194	4,346	2,861
Other expense (income)	75,653	26,289	125,416	78,536
Equity in income of investments in real estate excluded from NOI(3)	(116)	16,606	21,681	49,193
NOI	124,785	117,396	372,267	350,639

Less non-same property NOI(4)	$(7,930)	$(3,755)	$(19,244)	$(9,822)

Same Property NOI	116,855	113,641	353,023	340,817

(1) Same Property NOI is a non- GAAP key measure used by management in evaluating the operating performance of our properties and includes pro-rata share of unconsolidated co-investment partnerships.
(2) Includes straight-line rental income, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(3) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.
(4) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

19

Summary of Consolidated Debt
September 30, 2016 and December 31, 2015
(in thousands)

Total Debt Outstanding:	9/30/2016	12/31/2015
Secured debt:
Fixed-rate mortgage loans	$466,055	503,314
Variable-rate mortgage loans	6,278	6,054
Unsecured debt:
Fixed-rate public bonds	891,867	1,190,403
Fixed-rate credit facilities and term loans	263,421	—
Variable-rate credit facilities and term loans	—	164,514
Total	$1,627,621	$1,864,285

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2016	$1,428	—	—	1,428	—%
2017	5,507	117,298	—	122,805	6.1%
2018	4,826	57,358	—	62,184	6.2%
2019	3,753	106,000	—	109,753	7.8%
2020	4,091	84,222	150,000	238,313	6.2%
2021	3,171	35,240	250,000	288,411	4.9%
2022	3,148	5,907	265,000	274,055	2.1%
2023	1,453	18,782	—	20,235	2.8%
2024	847	10,000	250,000	260,847	3.8%
2025	900	—	250,000	250,900	3.9%
>10 years	2,414	142	—	2,556	6.1%
Unamortized debt premium/(discount) and issuance costs (2)	—	5,846	(9,712)	(3,866)
	$31,538	440,795	1,155,288	1,627,621	4.6%

Percentage of Total Debt:	9/30/2016	12/31/2015
Fixed	99.6%	90.9%
Variable	0.4%	9.1%

Current Weighted Average Contractual Interest Rates: (3)
Fixed	4.5%	5.2%
Variable	0.2%	0.4%
Combined	4.6%	4.8%

Current Weighted Average Effective Interest Rate: (4)
Combined	5.2%	5.5%

Average Years to Maturity:
Fixed	5.4	5.1
Variable	2.6	3.5

(1) Includes unsecured public debt, unsecured Term Loan, and unsecured credit facility.
(2) Effective January 1, 2016, the Company adopted ASU 2015-03 resulting in debt issue costs, previously recognized as a deferred asset, being reclassified as a direct deduction from the carrying amount of the debt liability, net of accumulated amortization, with the exception of Line of Credit costs remaining as an asset.

(3) Interest rates are calculated as of the quarter end.
(4)  Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

20

Summary of Consolidated Debt
As of September 30, 2016 and December 31, 2015
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	9/30/2016	12/31/2015

Secured Debt - Fixed Rate Mortgage Loans
Midland Loan Services	Hilltop Village	5.6%			04/06/16	—	7,500
Berkadia Commercial Mortgage	Naples Walk	6.2%			08/11/16	—	14,488
Wells Fargo	Brick Walk V	6.1%			03/01/17	9,700	9,700
Jefferson Pilot	Peartree Village	8.4%			06/01/17	6,329	6,836
Allianz Life Insurance Company	4S Commons Town Center	6.0%			06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.8%			07/01/17	10,982	11,125
Metropolitan Life Insurance Company	Corkscrew Village	6.2%			08/01/17	7,420	7,642
Wells Fargo	Brick Walk II	6.0%			09/01/17	6,732	6,810
Wells Fargo	Brick Walk	5.9%			09/01/17	14,843	15,004
TIAA-CREF	Westchase	5.5%			07/10/18	6,704	6,941
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%			12/01/18	16,167	16,349
Guardian Life Insurance Company	El Cerrito Plaza	6.4%			12/01/18	37,429	37,989
Allianz Life Insurance Company	Tassajara Crossing	7.8%			07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.8%			07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.8%			07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.8%			07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.8%			07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.8%			07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.8%			07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.8%			07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.8%			01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%			04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.5%			04/01/20	4,669	4,826
PNC Bank	Fellsway Plaza	3.4%	(2)		10/16/20	34,378	34,154
Wells Fargo	University Commons	5.5%			01/10/21	37,662	38,000
John Hancock Life Insurance Company	Kirkwood Commons	7.7%			10/01/22	10,119	10,528
TD Bank	Black Rock Shopping Center	2.8%	(3)		04/01/23	20,000	19,828
State Farm Life Insurance Company	Tech Ridge Center	5.8%			06/01/23	8,028	8,741
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%			09/01/24	10,000	10,000
Prudential Insurance Co of America	Seminole Shoppes	3.4%	(4)		10/05/24	—	9,698
NYLIM Real Estate Group	Oak Shade Town Center	6.1%			05/10/28	8,826	9,210
City of Rollingwood	Shops at Mira Vista	8.0%			03/01/32	244	250
Unamortized premiums on assumed debt of acquired properties and issuance costs (7)						5,846	7,494
Total Fixed Rate Mortgage Loans		6.0%		6.0%		$472,333	509,368

21

Summary of Consolidated Debt
As of September 30, 2016 and December 31, 2015
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	9/30/2016	12/31/2015

Unsecured Debt
Debt Offering (6/5/07)	Fixed-rate unsecured	5.9%			06/15/17	—	300,000
Debt Offering (6/2/10)	Fixed-rate unsecured	6.0%			06/15/20	150,000	150,000
Debt Offering (10/7/10)	Fixed-rate unsecured	4.8%			04/15/21	250,000	250,000
Debt Offering (5/16/14)	Fixed-rate unsecured	3.8%			06/15/24	250,000	250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.9%			11/01/25	250,000	250,000
$265 Million Term Loan	Fixed-rate unsecured	2.0%	(5)		01/05/22	265,000	165,000
$800 Million Line of Credit	Variable-rate unsecured	LIBOR + 0.925%	(6)		05/13/19	—	—
Unamortized debt discount and issuance costs (7)						(9,712)	(10,083)
Total Unsecured Debt, Net of Discounts		3.9%		4.8%		$1,155,288	1,354,917
Total		4.6%		5.2%		1,627,621	1,864,285

(1)  Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on $28.1 million of this debt at 3.696% through maturity. Contractual rate represents the weighted average contractual rate, including the swap.

(3) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate at 2.803% through maturity. Contractual rate represents a blended contractual terms, including the swap.

(4) Effective July 1, 2016, Seminole Shoppes was deconsolidated upon conversion to a tenancy-in-common. The debt remains outstanding and is now included in the Summary of Unconsolidated Debt.
(5) Effective July 7, 2016, the interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265,000 Term Loan balance at 2.00% through maturity.

(6) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $800 million line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

(7) Effective January 1, 2016, the Company adopted ASU 2015-03 resulting in debt issue costs, previously recognized as a deferred asset, being reclassified as a direct deduction from the carrying amount of the debt liability, net of accumulated amortization, with the exception of Line of Credit costs remaining as an asset.

22

Summary of Unsecured Debt Covenants and Leverage Ratios
September 30, 2016

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit (1)	05/13/15	05/13/19	LIBOR + 0.925%	$—
$265 Million Term Loan (2)	07/07/16	01/05/22	LIBOR + 0.950%	$265,000

Unsecured Public Debt:	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000

Unsecured Public Debt Covenants:	Required	6/30/16	3/31/16	12/31/15	9/30/15

Fair Market Value Calculation Method Covenants (3)

Total Consolidated Debt to Total Consolidated Assets	≤ 65%	30%	29%	30%	33%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	7%	8%	8%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	4.4x	4.1x	3.9x	3.8x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	346%	380%	376%	331%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1)  Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $800 million line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

(2) An interest rate swap is in place to fix the interest rate at 2.00% through maturity.
(3)  For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Ratios:	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15
Consolidated Only
Net debt to total market capitalization	15.8%	18.4%	19.1%	20.8%	24.4%
Net debt to real estate assets, before depreciation	30.6%	38.1%	37.3%	37.8%	41.4%
Net debt to total assets, before depreciation	28.7%	35.6%	34.8%	35.3%	38.7%
Net debt + preferred to total assets, before depreciation	34.6%	41.6%	41.1%	41.5%	45.0%

Net debt to Core EBITDA - TTM	3.6x	4.6x	4.3x	4.4x	4.9x
Fixed charge coverage	3.8x	3.6x	3.4x	3.3x	3.2x
Fixed charge coverage excluding preferreds	4.4x	4.1x	3.9x	3.8x	3.6x
Interest coverage	4.9x	4.6x	4.4x	4.2x	4.0x

Unsecured assets to total real estate assets	83.0%	82.5%	83.2%	80.3%	79.4%
Unsecured NOI to total NOI - TTM	81.2%	80.7%	80.9%	80.5%	79.4%
Unencumbered assets to unsecured debt	349%	265%	272%	265%	234%

Total Pro-Rata Share
Net debt to total market capitalization	19.4%	21.7%	22.7%	24.7%	28.3%
Net debt to real estate assets, before depreciation	34.3%	41.0%	40.5%	41.0%	44.2%
Net debt to total assets, before depreciation	32.2%	38.3%	37.9%	38.3%	41.3%
Net debt + preferred to total assets, before depreciation	37.4%	43.5%	43.4%	43.7%	46.8%

Net debt to Core EBITDA - TTM	4.4x	5.3x	5.1x	5.2x	5.7x
Fixed charge coverage	3.2x	3.0x	2.9x	2.8x	2.7x
Fixed charge coverage excluding preferreds	3.5x	3.3x	3.2x	3.0x	2.9x
Interest coverage	4.1x	3.9x	3.7x	3.5x	3.4x

23

Summary of Unconsolidated Debt
September 30, 2016 and December 31, 2015
(in thousands)

Total Debt Outstanding:	9/30/2016	12/31/2015
Mortgage loans payable:
Fixed rate secured loans	$1,326,227	1,383,319
Unsecured credit facilities variable rate	19,635	9,760
Total	$1,345,862	1,393,079

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro-Rata Share	Weighted Average Contractual Interest Rate
2016	$4,305	—	—	4,305	1,593	—%
2017	17,795	66,885	19,635	104,315	23,887	5.7%
2018	18,983	67,022	—	86,005	27,799	5.1%
2019	18,231	65,939	—	84,170	21,766	7.4%
2020	15,133	222,199	—	237,332	85,660	5.8%
2021	10,674	211,432	—	222,106	82,806	4.7%
2022	7,569	195,702	—	203,271	73,369	4.2%
2023	2,631	125,108	—	127,739	51,053	4.9%
2024	380	33,690	—	34,070	13,760	3.9%
2025	—	100,500	—	100,500	34,100	3.5%
>10 Years	—	151,000	—	151,000	64,400	3.8%
Unamortized debt premium/(discount) and issuance costs	—	(8,951)	—	(8,951)	(3,320)
	$95,701	1,230,526	19,635	1,345,862	476,873	4.9%

Percentage of Total Debt:	9/30/2016	12/31/2015
Fixed	98.5%	99.3%
Variable	1.5%	0.7%

Current Weighted Average Contractual Interest Rates: (1)
Fixed	4.9%	5.0%
Variable	2.0%	1.9%
Combined	4.9%	5.0%

Current Weighted Average Effective Interest Rates: (2)
Combined	5.0%	5.2%

Average Years to Maturity:
Fixed	5.6	5.9
Variable	1.2	1.9

(1) Interest rates are calculated as of the quarter end.
(2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization and interest rate swaps.

24

Summary of Preferred Stock
September 30, 2016
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484

Weighted Average/Totals	6.481%			$325,000	$11,098

25

Property Transactions
September 30, 2016
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)(2)
Feb-16	Garden City Park		New York, NY	105	$17,300		King Kullen, Ace Hardware
May-16	Market Common Clarendon(1)		Washington D.C.	397	280,500		Whole Foods, Apple
Jul-16	Klahanie Shopping Center		Seattle, WA	67	$35,988		(QFC)
	Total			569	$333,788	4.1%

Dispositions for Development Funding:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Sales Price	Weighted Average Cap Rate	Anchor(s)(2)
Jan-16	Whitnall Square Shopping Center	GRI (40%)	Milwaukee, WI	133	$4,740		Pick N' Save, Harbor Freight Tools, Dollar Tree
Jan-16	Bowie Plaza	GRI (40%)	Washington D.C.	106	9,700		CVS, Fitness 4 Less
Jan-16	South Lowry Square		Denver, CO	120	12,450		--
Mar-16	Signal Hill	Oregon (20%)	Washington D.C.	95	4,520		Shoppers Food Warehouse
Mar-16	Airport Crossing		Chicago, IL	12	1,975		(Kohl's)
Mar-16	Augusta Center		Chicago, IL	15	5,175		(Menard's)
Apr-16	McHenry Commons	GRI (40%)	Chicago, IL	99	2,180		Hobby Lobby
Apr-16	Plantation Plaza	Oregon (20%)	Jacksonville, FL	78	3,840		Publix
Apr-16	Hibernia Plaza		Jacksonville, FL	8	625		--
May-16	Clinton Plaza	Oregon (20%)	Washington D.C.	206	4,016		Sears, (Toys "R" Us)
Jul-16	Lynn Haven	Publix (50%)	Panama City, FL	64	6,325		Publix
Jul-16	Canopy Oak Center	Publix (50%)	Ocala, FL	90	14,175		Publix
Jul-16	Queensborough	Publix (50%)	Charleston, NC	82	6,675		Publix
Jul-16	Buckwalter Place		Hilton Head, SC	60	13,700		Publix
Jul-16	Shoppes at Fairhope		Mobile, AL	85	18,700		Publix
Jul-16	Signature Plaza		Dallas, TX	32	7,000		(Kroger)
	Total			1,285	$115,796	6.3%

	(1) Purchase price is net of $5.2 million credit received at closing.
	(2) Retailers in parenthesis are shadow anchors and not a part of the owned property

26

Summary of Development and Redevelopment
September 30, 2016
(in thousands)

Project Name	Market	Grocer/Anchor Tenant	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (1)	Return After JV Buyout	GLA	% Leased
Projects in Development:
CityLine Market Ph II	Dallas, TX	CVS	Jun-16	$6,172	80%	8.5%	8.5%	22	100%
Market at Springwoods Village (2)	Houston, TX	Kroger	May-17	$14,942	35%	8.5%	8.5%	89	81%
Northgate Marketplace Ph II	Medford, OR	Dick's & HomeGoods	Oct-16	$39,165	77%	7.3%	7.3%	176	89%
The Village at Tustin Legacy	Los Angeles, CA	Stater Brothers	Oct-17	$37,822	40%	8.3%	8.3%	112	78%
Willow Oaks Crossing	Charlotte, NC	Publix	Dec-15	$13,914	97%	8.0%	8.0%	69	89%
Total Projects in Development	5			$112,015	61%	7.9%	7.9% (3)	468	85%

Development Completions:
Belmont Chase	Washington, DC	Whole Foods Market	Aug-15	$28,308	96%	8.6%	8.6%	91	95%
Brooklyn Station on Riverside	Jacksonville, FL	The Fresh Market	Oct-14	$14,987	99%	8.7%	7.8%	50	97%
CityLine Market	Dallas, TX	Whole Foods Market	Apr-16	$27,861	92%	8.1%	7.2%	81	100%
Village at La Floresta	Los Angeles, CA	Whole Foods Market	Feb-16	$32,451	91%	8.1%	8.1%	87	100%
Total Development Completions	4			$103,607	94%	8.3%	8.0%	308	98%

Redevelopment and Renovations:				Incremental Costs (4)	% of Costs Incurred	Incremental Yield
Various Properties	16			$108,486	40%	7% - 10%

Reconciliation of Summary of Development and Redevelopment to Properties In Development (Pro-Rata):
Developments	% of estimated development costs, including GAAP allocations			$73,625
Redevelopments	% of incremental costs			44,480
Other Costs	Pre-development costs and accruals for costs not yet paid			33,050
Properties in Development (Pro-Rata)				$151,155

NOI from Projects in Development (Current Quarter)				$289

Base rent from leases signed but not yet rent-paying (Current Quarter)
Development Completions				$204
Redevelopments				$1,470

Notes:
New starts for the quarter are in bold and italicized.
See Page 52 for additional disclosures regarding undeveloped land classified on the non-GAAP balance sheet as Land, building, and improvements.

(1) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(2) Estimated Net Development Costs After JV Buyout reflects Regency's 53% controlling interest
(3) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 7.4% for Projects in Development and 7.5% for Development Completions.

(4) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

27

Unconsolidated Investments
September 30, 2016
(in thousands)

					Regency
Investment Partner and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 9/30/2016	Equity Pick-up

State of Oregon
(JV-C, JV-C2)	20	2,280	$405,097	$204,302	20.00%	$40,860	$17,225	$4,793
(JV-CCV)	1	558	100,769	59,634	30.00%	17,890	11,796	487
	21	2,838	505,866	263,936
GRI
(JV-GRI)	70	9,096	1,681,965	924,649	40.00%	369,861	201,426	23,975

CalSTRS
(JV-RC)	7	730	142,469	41,290	25.00%	10,322	21,542	684

USAA
(JV-USA)	8	806	108,934	66,867	20.01%	13,379	(409)	739

Publix
(JV-O)	2	203	32,375	—	50.00%	—	15,497	15,632

Individual Investor
(JV-O)	2	209	66,357	49,120	50.00%	24,561	7,863	308

	110	13,882	$2,537,966	$1,345,862		$476,873	$274,940	$46,618

28

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2016
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
3rd Quarter 2016	312	1,358	$24.20	5.8%	5.3	$1.51	288	1,292	5.3%
2nd Quarter 2016	339	1,356	20.52	12.2%	5.4	2.18	305	1,270	11.3%
1st Quarter 2016	256	880	23.25	15.9%	5.6	2.53	227	834	16.2%
4th Quarter 2015	333	1,132	24.14	11.9%	5.4	2.08	287	1,030	12.0%
Total - 12 months	1,240	4,726	$22.84	11.0%	5.4	$2.06	1,107	4,426	10.7%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
3rd Quarter 2016	60	138	$27.05	14.3%	8.1	$9.18	36	72	14.2%
2nd Quarter 2016	78	206	25.54	29.0%	8.7	7.66	44	120	31.0%
1st Quarter 2016	55	108	30.52	50.0%	8.9	12.40	26	63	93.1%
4th Quarter 2015	80	223	26.03	13.1%	7.5	8.78	34	121	15.5%
Total - 12 months	273	675	$26.91	23.9%	8.2	$9.18	140	376	31.5%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
3rd Quarter 2016	252	1,220	$23.79	4.6%	4.9	$0.39	252	1,220	4.6%
2nd Quarter 2016	261	1,150	19.66	9.1%	4.8	1.25	261	1,150	9.1%
1st Quarter 2016	201	772	22.09	10.3%	5.1	0.95	201	772	10.3%
4th Quarter 2015	253	909	23.63	11.5%	4.8	0.29	253	909	11.5%
Total - 12 months	967	4,051	$22.09	8.5%	4.9	$0.76	967	4,051	8.5%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
3rd Quarter 2016	356	1,450	$24.41	5.4	$1.88
2nd Quarter 2016	382	1,542	20.13	6.0	2.56
1st Quarter 2016	298	1,037	23.35	6.2	3.71
4th Quarter 2015	373	1,251	24.18	5.6	3.27
Total - 12 months	1,409	5,280	$22.76	5.8	$2.79

Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed
Tenant Improvements represent the costs to accommodate tenant-specific needs over and above baseline condition

29

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2016
(in thousands)

Largest CBSAs by Population(1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Northern New Jersey-Long Island	3	203	98.1%	$4,573	$22.99	1.0%	0.7%	0.8%
Los Angeles-Long Beach-Santa Ana	19	1,766	98.0%	44,010	25.27	6.2%	6.2%	8.0%
Chicago-Naperville-Joliet	12	1,374	97.6%	22,521	16.65	3.9%	4.8%	4.1%
Dallas-Fort Worth-Arlington	12	775	97.9%	16,145	21.12	3.9%	2.7%	2.9%
Houston-Baytown-Sugar Land	12	1,420	96.5%	24,092	17.36	3.9%	5.0%	4.4%
Philadelphia-Camden-Wilmington	8	695	92.5%	13,648	21.05	2.6%	2.4%	2.5%
Washington-Arlington-Alexandria	29	1,995	91.0%	43,126	23.43	9.4%	7.0%	7.9%
Miami-Fort Lauderdale-Miami Beach	10	1,140	94.1%	24,337	22.49	3.3%	4.0%	4.4%
Atlanta-Sandy Springs-Marietta	16	1,409	93.1%	25,837	19.28	5.2%	4.9%	4.7%
Boston-Cambridge-Quincy	3	516	95.5%	10,693	21.56	1.0%	1.8%	2.0%
San Francisco-Oakland-Fremont	15	1,741	97.6%	48,759	28.60	4.9%	6.1%	8.9%
Phoenix-Mesa-Scottsdale	3	296	90.3%	3,734	14.00	1.0%	1.0%	0.7%
Riverside-San Bernardino-Ontario	3	316	92.7%	6,345	20.43	1.0%	1.1%	1.2%
Detroit	—	—	—	—	—	—	—	—
Seattle-Tacoma-Bellevue	11	849	98.7%	20,308	24.21	3.6%	3.0%	3.7%
Minneapolis-St. Paul-Bloomington	5	207	99.2%	3,139	15.30	1.6%	0.7%	0.6%
San Diego-Carlsbad-San Marcos	10	1,407	92.5%	36,442	27.56	3.3%	4.9%	6.7%
Tampa-St. Petersburg-Clearwater	8	1,213	97.1%	17,563	14.83	2.6%	4.2%	3.2%
St. Louis	4	408	99.5%	4,275	10.52	1.3%	1.4%	0.8%
Baltimore-Towson	5	352	96.2%	7,629	22.43	1.6%	1.2%	1.4%
Denver-Aurora	12	998	95.6%	13,606	14.19	3.9%	3.5%	2.5%
Charlotte-Gastonia-Concord	5	300	96.0%	6,303	21.14	1.6%	1.0%	1.2%
Pittsburgh	—	—	—	—	—	—	—	—
Portland-Vancouver-Beaverton	5	436	92.7%	7,154	17.54	1.6%	1.5%	1.3%
San Antonio	—	—	—	—	—	—	—	—
Top 25 CBSAs by Population	210	19,817	95.4%	$404,237	$21.38	68.4%	69.4%	73.9%

CBSAs Ranked 26 - 50 by Population	54	5,020	97.3%	76,576	15.67	17.6%	17.6%	14.0%

CBSAs Ranked 51 - 75 by Population	10	876	91.6%	24,766	30.86	3.3%	3.1%	4.5%

CBSAs Ranked 76 - 100 by Population	8	462	96.5%	6,769	15.19	2.6%	1.6%	1.2%

Other CBSAs	25	2,390	94.2%	35,011	15.55	8.1%	8.4%	6.3%

Total All Properties	307	28,565	95.6%	$547,359	$19.88	100.0%	100.0%	100.0%

(1) 2015 Population Data Source: Synergos Technologies, Inc.
(2) Includes leases that are executed but have not commenced.

30

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
September 30, 2016
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,580	9.0%	$25,023	4.6%	53	17
Publix	1,617	5.7%	16,574	3.0%	39	8
Albertsons/Safeway	1,374	4.8%	15,334	2.8%	42	22
Whole Foods	663	2.3%	12,508	2.3%	20	7
TJX Companies	799	2.8%	10,680	2.0%	37	13
CVS	498	1.7%	8,528	1.6%	45	19
PETCO	327	1.1%	7,213	1.3%	42	15
Ahold/Delhaize	460	1.6%	6,205	1.1%	14	9
H.E.B.	344	1.2%	5,439	1.0%	5	—
Trader Joe's	179	0.6%	4,995	0.9%	19	6
Ross Dress For Less	306	1.1%	4,982	0.9%	16	8
Target	410	1.4%	4,441	0.8%	5	2
Starbucks	107	0.4%	4,416	0.8%	81	29
Wells Fargo Bank	85	0.3%	4,335	0.8%	40	19
Bank of America	88	0.3%	4,204	0.8%	31	14
JPMorgan Chase Bank	64	0.2%	3,890	0.7%	25	5
Nordstrom	138	0.5%	3,813	0.7%	4	—
Kohl's	289	1.0%	3,773	0.7%	4	1
Dick's Sporting Goods	267	0.9%	3,441	0.6%	5	—
Panera Bread	96	0.3%	3,238	0.6%	26	6
Sears Holdings	376	1.3%	3,090	0.6%	5	1
Wal-Mart	466	1.6%	3,026	0.6%	5	1
SUPERVALU	252	0.9%	2,951	0.5%	10	9
Bed Bath & Beyond	175	0.6%	2,940	0.5%	6	—
Subway	86	0.3%	2,938	0.5%	92	37
Top 25 Tenants	12,045	42.2%	$167,977	30.7%	671	248

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Retailer-Owned
Target	1,515	13	18
Kroger	313	5	58
Albertsons/Safeway	330	7	49
Wal-Mart	247	2	7
Sears Holdings	92	1	6
Publix	63	1	40
	2,560

31

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2016
(in thousands)

All Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	278	1.0%	$4,569	0.8%	$16.44
2016	188	0.7%	5,141	1.0%	27.33
2017	2,664	9.8%	57,641	10.7%	21.63
2018	2,920	10.7%	61,260	11.4%	20.98
2019	3,260	12.0%	64,500	12.0%	19.78
2020	3,092	11.4%	65,173	12.1%	21.08
2021	3,242	11.9%	64,388	12.0%	19.86
2022	2,292	8.4%	41,783	7.8%	18.23
2023	1,136	4.2%	24,895	4.6%	21.92
2024	1,517	5.6%	30,180	5.6%	19.89
2025	1,180	4.3%	27,940	5.2%	23.68
10 Year Total	21,769	80.0%	$447,469	83.1%	$20.56
Thereafter	5,438	20.0%	90,697	16.9%	16.68
	27,207	100.0%	$538,166	100.0%	$19.78

Anchor Tenants (3)

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	123	0.5%	$840	0.2%	$6.84
2016	3	0.0%	71	0.0%	23.16
2017	1,095	4.0%	13,800	2.6%	12.60
2018	1,485	5.5%	17,970	3.3%	12.10
2019	1,924	7.1%	24,794	4.6%	12.89
2020	1,728	6.4%	23,062	4.3%	13.34
2021	1,869	6.9%	22,449	4.2%	12.01
2022	1,647	6.1%	21,836	4.1%	13.26
2023	661	2.4%	10,112	1.9%	15.30
2024	997	3.7%	14,180	2.6%	14.23
2025	729	2.7%	11,083	2.1%	15.20
10 Year Total	12,262	45.1%	$160,197	29.8%	$13.06
Thereafter	4,676	17.1%	62,455	11.6%	13.36
	16,937	62.3%	$222,653	41.4%	$13.15

Reflects in place leases, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant occupying at least 10,000 square feet.

32

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2016
(in thousands)

Inline Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent(2)	Expiring ABR
(1)	155	0.6%	$3,729	0.7%	$24.03
2016	185	0.7%	5,070	0.9%	27.39
2017	1,569	5.8%	43,841	8.1%	27.94
2018	1,434	5.3%	43,290	8.0%	30.18
2019	1,336	4.9%	39,706	7.4%	29.72
2020	1,364	5.0%	42,112	7.8%	30.87
2021	1,373	5.0%	41,938	7.8%	30.55
2022	645	2.4%	19,947	3.7%	30.91
2023	475	1.7%	14,782	2.7%	31.15
2024	520	1.9%	16,000	3.0%	30.74
2025	451	1.7%	16,857	3.1%	37.38
10 Year Total	9,508	34.9%	$287,271	53.4%	$30.21
Thereafter	762	2.8%	28,242	5.2%	37.06
	10,270	37.7%	$315,513	58.6%	$30.72

Reflects in place leases, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

33

Portfolio Summary Report By State
September 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF

Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	89.7%		—	55	Safeway	$14.42
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	94.1%		—	—	Golf & Tennis Pro Shop, Inc., SteinMart	$14.35
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	65.0%		—	—	—	$10.25
			AZ		382	296	90.3%	90.3%	—	55
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad-San Marcos	240	240	99.4%		—	68	Ralphs, Jimbo's...Naturally!	$30.61
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	100.0%		143	58	Albertsons, (Target)	$28.58
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$24.01
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	97.3%		—	32	Mollie Stone's Market	$23.24
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	98.9%		—	34	Safeway	$24.57
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	99.0%		—	25	Sprout's Markets, Target	$17.62
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	94.1%		—	14	Grocery Outlet, Orchard Supply Hardware	$21.78
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$16.72
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	89.7%		—	40	Bristol Farms	$35.27
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	100.0%		53	53	(Safeway)	$37.19
East Washington Place			CA	Santa Rosa-Petaluma	203	203	97.9%		137	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.76
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	97.7%		—	31	Bristol Farms	$34.67
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	97.4%		67	78	(Lucky's), Trader Joe's	$27.94
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	94.5%		—	42	Von's Food & Drug	$17.72
Encina Grande			CA	San Francisco-Oakland-Fremont	106	106	100.0%		—	38	Whole Foods	$30.03
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	98.7%		—	35	Smart & Final	$27.31
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	95.9%		—	55	Safeway	$20.15
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	100.0%		—	44	Stater Bros.	$25.44
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$32.39
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Target, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	100.0%		—	38	Gelson's Markets	$23.23
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	244	244	98.9%		—	—	Lowe's	$7.56
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$22.24
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$24.99
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	230	230	98.6%		—	44	Ralphs	$33.77
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	96.5%		236	94	(Home Depot), (WinCo), Toys R Us	$18.15
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	55.7%		—	—	—	$13.93
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$26.94
Shoppes at Homestead fka Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	81.1%		53	53	(Safeway)	$21.74

34

Portfolio Summary Report By State
September 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$32.91
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$19.28
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	100.0%		—	43	Stater Bros.	$22.18
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	98.0%		—	44	Albertsons	$13.67
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	152	152	99.1%		—	58	Albertsons	$22.47
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	95.4%		—	44	Gelson's Markets	$17.97
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	99.4%		—	40	Safeway	$19.95
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	100.0%		—	40	Whole Foods, Nordstrom Rack	$34.26
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$25.57
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	232	93	100.0%		—	—	Target, Toys "R" Us	$24.57
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	213	85	82.4%		—	50	Von's Food & Drug	$21.02
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	100.0%		—	10	Trader Joe's	$32.79
Raley's Supermarket	C	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$12.50
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	93.5%		—	40	Smart & Final	$20.94
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$20.13
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$34.27
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	97.8%		—	48	Von's Food & Drug	$24.25
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$39.03
Silverado Plaza	GRI	40%	CA	Napa	85	34	100.0%		—	32	Nob Hill	$16.96
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%		—	53	Safeway	$18.00
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	30	Wal-Mart, Orchard Supply Hardware	$19.11
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	94.6%		—	34	Safeway	$19.05
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	95.9%		—	56	Safeway	$23.53
Tustin Legacy			CA	Los Angeles-Long Beach-Santa Ana	112	112	78.3%		—	44	Stater Bros.	$24.81
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	96.9%		—	41	Ralphs	$18.05
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	75.4%		—	—	Target	$20.47
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	93.2%		—	52	Ralphs, Trader Joe's	$37.11
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$25.99
Village at La Floresta			CA	Los Angeles-Long Beach-Santa Ana	87	87	100.0%		—	37	Whole Foods	$32.58
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$17.67
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	197	197	100.0%		—	72	Von's Food & Drug and Sprouts	$36.40
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$15.11
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$23.88
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	82.9%		—	17	Sports Basement	$37.25
			CA		8,386	6,692	96.4%	96.7%	1,153	2,507

35

Portfolio Summary Report By State
September 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	86.3%		—	71	King Soopers, Wal-Mart	$11.78
Arapahoe Village	GRI	40%	CO	Boulder	159	64	96.9%		—	44	Safeway	$17.68
Belleview Square			CO	Denver-Aurora	117	117	100.0%		—	65	King Soopers	$17.54
Boulevard Center			CO	Denver-Aurora	79	79	94.1%		53	53	(Safeway)	$27.37
Buckley Square			CO	Denver-Aurora	116	116	97.4%		—	62	King Soopers	$10.77
Centerplace of Greeley III Phase I			CO	Greeley	119	119	64.7%		—	—	—	$13.68
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	97.8%		—	72	King Soopers	$9.83
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%		—	66	Whole Foods	$26.92
Falcon Marketplace			CO	Colorado Springs	22	22	87.6%		184	50	(Wal-Mart)	$21.68
Hilltop Village			CO	Denver-Aurora	100	100	91.1%		—	66	King Soopers	$9.34
Kent Place	M	50%	CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.39
Littleton Square			CO	Denver-Aurora	99	99	100.0%		—	78	King Soopers	$10.38
Lloyd King Center			CO	Denver-Aurora	83	83	96.9%		—	61	King Soopers	$11.83
Marketplace at Briargate			CO	Colorado Springs	29	29	91.8%		66	66	(King Soopers)	$28.87
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.70
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	96.5%		—	55	King Soopers	$10.16
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$27.91
Stroh Ranch			CO	Denver-Aurora	93	93	98.5%		—	70	King Soopers	$12.62
Woodmen Plaza			CO	Colorado Springs	116	116	93.0%		—	70	King Soopers	$12.96
			CO		2,008	1,462	93.1%	93.1%	403	1,149
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	97.8%		—	—	—	$32.22
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	124	124	89.7%		—	—	—	$44.41
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	94.8%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.25
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	97.0%		—	—	—	$33.84
			CT		502	390	94.4%	94.4%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$40.29
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$91.53
			DC		40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	92.2%		—	49	Acme Markets, K-Mart	$14.07
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	91.0%		—	—	—	$23.49
			DE		298	258	92.0%	92.0%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	98.4%		—	49	Publix	$13.00
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	95	95	63.0%		—	36	Publix	$22.92
Berkshire Commons			FL	Naples-Marco Island	110	110	96.9%		—	66	Publix	$13.86
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	98.4%		—	40	Publix, Wal-Mart, Bealls	$9.60

36

Portfolio Summary Report By State
September 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	94.9%		—	46	Publix	$15.80
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	97.2%		—	20	The Fresh Market	$25.41
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$46.76
Carriage Gate			FL	Tallahassee	74	74	86.6%		—	13	Trader Joe's	$21.39
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	99.2%		—	54	Publix	$24.33
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	98.3%		—	51	Publix	$13.70
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Fleming Island			FL	Jacksonville	132	132	99.3%		130	48	Publix, (Target)	$14.97
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	177	177	95.5%		140	46	Publix, (Target)	$25.32
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	100.0%		—	42	Publix	$16.64
Grande Oak			FL	Cape Coral-Fort Myers	79	79	98.2%		—	54	Publix	$15.13
Hibernia Pavilion			FL	Jacksonville	51	51	89.6%		—	39	Publix	$15.77
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%		—	45	Publix	$14.53
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$15.52
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	88.8%		—	—	LA Fitness	$19.42
Millhopper Shopping Center			FL	Gainesville	76	76	100.0%		—	46	Publix	$16.46
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	93.9%		—	51	Publix	$15.84
Newberry Square			FL	Gainesville	181	181	83.3%		—	40	Publix, K-Mart	$7.12
Nocatee Town Center			FL	Jacksonville	84	84	100.0%		—	54	Publix	$16.57
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	98.2%		—	48	Publix	$14.07
Oakleaf Commons			FL	Jacksonville	74	74	90.5%		—	46	Publix	$14.06
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$14.43
Old St Augustine Plaza			FL	Jacksonville	256	256	100.0%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$9.77
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.44
Pine Tree Plaza			FL	Jacksonville	63	63	97.8%		—	38	Publix	$13.44
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	98.6%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$16.32
Seminole Shoppes	O	50%	FL	Jacksonville	77	38	100.0%		—	54	Publix	$21.91
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	98.0%		—	46	Winn-Dixie	$17.05
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	98.7%		97	45	Publix, (Kohl's)	$18.59
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		—	—	—	$20.54
Starke			FL	Other	13	13	100.0%		—	—	—	$25.56
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	92.0%		143	—	Kohl's, (Target)	$6.14
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$29.23
University Commons			FL	Miami-Fort Lauderdale-Miami Beach	180	180	100.0%		—	51	Whole Foods, Nordstrom Rack	$30.99

37

Portfolio Summary Report By State
September 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	98.1%		—	36	Publix	$19.42
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	91.0%		—	47	—	$12.45
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	94.8%		—	45	Publix	$24.32
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	98.5%		—	51	Publix	$15.35
Willa Springs	USAA	20%	FL	Orlando	90	18	98.3%		—	44	Publix	$19.64
			FL		4,671	4,334	96.0%	96.0%	737	1,680
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	100.0%		—	—	—	$20.38
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$20.14
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	98.4%		—	43	Publix	$15.91
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	138	138	95.8%		—	25	The Fresh Market	$25.50
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	100.0%		—	—	—	$21.59
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$14.84
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	87.6%		—	18	Aldi	$16.53
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	93.8%		—	45	Publix	$14.79
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	98.5%		—	44	Publix	$17.58
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	92.5%		—	18	The Fresh Market	$18.45
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	98.6%		—	31	Publix	$19.68
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	69.7%		—	—	—	$30.67
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	101	101	71.7%		—	—	—	$32.37
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$13.54
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	98.6%		—	63	Kroger	$12.79
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	88.6%		—	12	Trader Joe's	$21.73
			GA		1,477	1,409	93.1%	93.1%	—	390
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$11.27
Clybourn Commons			IL	Chicago-Naperville-Joliet	32	32	100.0%		—	—	—	$36.95
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	95.2%		—	12	Trader Joe's	$23.19
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	97.8%		—	57	Whole Foods	$15.03
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	91.1%		—	74	Mariano's Fresh Market	$16.00
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	100.0%		—	51	Mariano's Fresh Market	$20.45
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	90.4%		—	66	Mariano's Fresh Market	$14.27
Shorewood Crossing II	C	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	Babies R Us	$14.19
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	90.8%		—	63	Jewel-Osco	$12.08
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	97.6%		—	51	Mariano's Fresh Market	$17.71
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	100.0%		—	60	Whole Foods, Lowe's	$16.91

38

Portfolio Summary Report By State
September 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			IL		1,661	1,120	98.0%	98.0%	—	522
Shops on Main	M	92%	IN	Chicago-Naperville-Joliet	254	254	96.1%		—	40	Whole Foods, Gordmans	$15.06
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	96.4%		64	64	(Kroger)	$16.66
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	100.0%		—	12	Trader Joe's	$24.71
			IN		393	310	96.4%	96.4%	64	116
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Quincy	155	155	100.0%		—	61	Stop & Shop	$23.21
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	94.4%		—	11	Trader Joe's	$28.83
Twin City Plaza			MA	Boston-Cambridge-Quincy	274	274	93.2%		—	63	Shaw's, Marshall's	$18.12
			MA		516	516	95.5%	95.5%	—	135
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$38.25
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	93.5%		—	70	Shoppers Food Warehouse	$17.57
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	95.4%		—	10	Trader Joe's	$37.94
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	95.5%		—	—	—	$37.79
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	96.1%		—	54	Safeway	$25.87
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	163	65	92.5%		—	41	Giant Food	$15.84
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.0%		—	44	Shoppers Food Warehouse	$18.75
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	93.1%		—	64	Shoppers Food Warehouse	$12.60
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	97.0%		—	18	Aldi, TJ Maxx	$16.03
Village at Lee Airpark			MD	Baltimore-Towson	117	117	97.9%		75	63	Giant Food, (Sunrise)	$28.09
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	45	100.0%		—	—	LA Fitness	$25.28
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	97.7%		—	—	—	$29.33
			MD		1,299	566	96.1%	96.1%	75	373
Fenton Marketplace			MI	Flint	97	97	95.7%		—	—	Family Farm & Home	$7.64
			MI		97	97	95.7%	95.7%	—	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.44
Bridgeton			MO	St. Louis	71	71	97.3%		130	63	Schnucks, (Home Depot)	$11.93
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.85
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.97
			MO		408	408	99.5%	99.5%	388	179
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	99.0%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$12.60
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$24.32
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	98.8%		—	44	Lund's	$22.44
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	100.0%		—	—	Kohl's	$12.34
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	97.2%		—	89	Cub Foods	$13.37

39

Portfolio Summary Report By State
September 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			MN		674	207	99.2%	99.2%	87	245
Cameron Village	C	30%	NC	Raleigh-Cary	558	167	96.7%		—	87	Harris Teeter, The Fresh Market	$21.51
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	98.0%		—	14	The Fresh Market	$19.23
Cochran Commons	C	20%	NC	Charlotte-Gastonia-Concord	66	13	98.2%		—	42	Harris Teeter	$16.20
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$26.91
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$15.24
Harris Crossing			NC	Raleigh-Cary	65	65	92.9%		—	53	Harris Teeter	$8.54
Holly Park	M	99%	NC	Raleigh-Cary	160	160	93.3%		—	12	Trader Joe's	$15.12
Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%		—	58	Kroger	$12.25
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	98.9%		—	56	Kroger	$16.19
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	97.7%		—	—	Dean & Deluca	$31.79
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	74	19	100.0%		—	50	Harris Teeter	$18.20
Shops at Erwin Mill (fka Erwin Square)	M	55%	NC	Durham-Chapel Hill	87	87	100.0%		—	53	Harris Teeter	$17.27
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	100.0%		—	19	Trader Joe's	$17.81
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	96.6%		—	59	Kroger	$15.64
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	97.4%		—	24	The Fresh Market	$18.50
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	98.0%		—	42	Whole Foods	$16.89
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	88.8%		—	49	Publix	$16.14
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	95.7%		—	41	Food Lion	$12.55
			NC		2,170	1,278	96.8%	97.2%	—	727
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	100.0%		—	60	Shop Rite	$22.41
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%		—	34	Acme Markets	$13.73
			NJ		158	63	100.0%	100.0%	—	94
Garden City Park			NY	New York-Northern New Jersey-Long Island	105	105	96.4%			52	—	$17.73
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$32.78
			NY		246	161	97.6%	100.0%	—	99
Cherry Grove			OH	Cincinnati-Middletown	196	196	88.4%		—	66	Kroger	$11.42
East Pointe			OH	Columbus	107	107	98.7%		—	59	Kroger	$9.79
Hyde Park			OH	Cincinnati-Middletown	397	397	99.3%		—	169	Kroger, Remke Markets	$15.54
Kroger New Albany Center	M	50%	OH	Columbus	93	93	97.7%		—	65	Kroger	$12.01
Maxtown Road (Northgate)			OH	Columbus	105	105	100.0%		90	62	Kroger, (Home Depot)	$15.65
Red Bank Village			OH	Cincinnati-Middletown	164	164	100.0%		—	—	Wal-Mart	$6.50
Regency Commons			OH	Cincinnati-Middletown	34	34	100.0%		—	—	—	$22.61

40

Portfolio Summary Report By State
September 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Westchester Plaza			OH	Cincinnati-Middletown	88	88	100.0%		—	67	Kroger	$9.65
			OH		1,184	1,184	97.6%	97.6%	90	489
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$20.08
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	92.8%		—	38	Whole Foods	$13.40
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	150	150	85.1%		—	41	Safeway	$15.84
Northgate Marketplace			OR	Medford	81	81	100.0%		—	13	Trader Joe's	$21.41
Northgate Marketplace Ph II			OR	Medford	176	176	88.7%		—	—	Dick's Sporting Goods	$14.01
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	93.8%		—	55	Safeway	$10.84
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.41
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	98.4%		—	—	Bed Bath and Beyond	$20.00
			OR		833	777	93.3%	94.7%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	92.0%		—	22	Ahart's Market	$14.28
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	89.6%		—	—	Ross Dress for Less	$19.04
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	94.1%		—	11	Trader Joe's	$29.77
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$33.45
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	47.7%		244	111	(Wegmans), (Target)	$31.65
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	98.0%		—	51	Weis Markets	$22.54
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	86.7%		—	56	Acme Markets	$17.74
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	93.9%		—	73	Valley Farm Market	$7.85
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	91.1%		—	51	Giant Food	$20.25
			PA		983	584	85.7%	85.7%	244	375
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$15.63
			SC		80	32	100.0%	100.0%	—	38
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.62
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	91.3%		—	75	Kroger	$13.02
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.32
			TN		317	317	96.2%	96.2%	—	191
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	100.0%		—	68	Kroger	$19.51
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.61
CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%		—	40	Whole Foods	$26.57
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%		—	—	—	$25.88
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	94.1%		—	63	Kroger	$17.59
Hancock			TX	Austin-Round Rock	410	410	97.8%		—	90	H.E.B., Sears	$14.71
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$25.38
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40

41

Portfolio Summary Report By State
September 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Indian Springs Center			TX	Houston-Baytown-Sugar Land	137	137	99.2%		—	79	H.E.B.	$23.34
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	96.9%		—	64	Tom Thumb	$15.24
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	100.0%		63	63	(Wal-Mart)	$23.78
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$20.25
Market at Round Rock			TX	Austin-Round Rock	123	123	100.0%		—	30	Sprout's Markets	$17.16
Market at Springwoods Village	M	53%	TX	Houston-Baytown-Sugar Land	167	167	81.5%		—	100	—	$8.27
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	95.0%		—	49	Tom Thumb	$17.91
North Hills			TX	Austin-Round Rock	144	144	97.3%		—	60	H.E.B.	$21.97
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	100.0%		—	66	Randall's Food	$19.07
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%		—	64	Kroger	$14.02
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	94.8%		—	30	H.E.B. Central Market	$30.78
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	93.9%		—	61	Kroger	$14.37
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		—	15	Trader Joe's	$21.21
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	265	265	99.2%		—	101	Kroger, Academy Sports	$13.04
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$19.90
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	98.9%		—	65	Kroger	$16.86
Tech Ridge Center			TX	Austin-Round Rock	185	185	98.8%		—	84	H.E.B.	$22.74
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	168	67	100.0%		—	—	Berings	$19.42
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	98.9%		—	52	Randall's Food	$19.15
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	96.7%		127	—	(Target)	$18.41
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	97	39	98.8%		—	45	Whole Foods	$27.50
			TX		3,782	3,126	97.4%	98.3%	271	1,582
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	98.8%		—	49	Giant Food	$24.14
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	97.3%		—	57	Shoppers Food Warehouse	$14.90
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	95.3%		—	40	Whole Foods	$28.88
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	97.9%		—	58	Safeway	$21.45
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	94.2%		—	55	Shoppers Food Warehouse	$17.55
Culpeper Colonnade			VA	Culpeper	171	171	98.8%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.13
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	68	68	65.0%		—	—	—	$9.58
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	100.0%		—	65	Shoppers Food Warehouse	$26.08
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$22.90
Gayton Crossing	GRI	40%	VA	Richmond	158	63	93.1%		55	38	Martin's, (Kroger)	$15.54
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	97.0%		—	62	Giant Food	$24.90
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	98.4%		—	18	Aldi	$9.00
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	93.8%		143	61	Harris Teeter, (Target)	$22.56

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Portfolio Summary Report By State
September 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	95.0%		—	—	Golfsmith	$37.10
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$28.03
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	100.0%		—	63	Shoppers Food Warehouse	$22.68
Market Common Clarendon			VA	Washington-Arlington-Alexandria	393	393	73.5%		—	34	Whole Foods, Crate & Barrel	$30.75
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		—	56	Giant Food	$19.53
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	92.8%		—	52	Harris Teeter	$20.31
Shops at Stonewall			VA	Washington-Arlington-Alexandria	314	314	99.1%		—	140	Wegmans, Dick's Sporting Goods	$16.57
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	91.5%		—	47	Giant Food	$19.90
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	94.3%		—	48	Shoppers Food Warehouse, Gold's Gym	$25.48
Village Shopping Center	GRI	40%	VA	Richmond	111	44	97.9%		—	45	Martin's	$22.90
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	83.8%		—	—	—	$25.25
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	98.2%		141	59	Safeway, (Target)	$24.49
			VA		3,777	2,115	91.5%	91.5%	465	1,195
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.4%		—	49	Safeway	$15.66
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	96.5%		—	64	Quality Food Centers	$24.40
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	93.9%		—	49	Safeway	$11.77
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	100.0%		—	29	Albertsons	$24.09
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	100.0%		—	45	Safeway, Regal Cinemas	$22.37
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$36.51
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	93.3%		40	40	(QFC)	$30.39
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	100.0%		230	—	(Sears)	$24.80
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	100.0%		—	41	Quality Food Centers	$22.98
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	(Safeway)	$30.77
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	—	(Target)	$28.63
			WA		1,293	849	98.7%	98.7%	437	383

Regency Centers Total					37,635	28,565	95.6%	95.8%	4,415	12,807

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property co-investment Partnerships

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RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA
M:	Co-investment Partnership with Minority Partner

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Earnings and Valuation Guidance
September 30, 2016

	2015A	1Q16A	2Q16A	3Q16A	2016E

Core FFO / Share					$3.25 - $3.28
NAREIT FFO / Share					$2.74 - $2.77

Same Property
Same property percent leased at period end (pro-rata)	95.8%	96.2%	96.3%	96.0%	95.8% - 96.2%
Same property NOI growth without termination fees (pro-rata)	4.4%	4.1%	3.4%	2.9%	3.0% - 3.4%

New Investments
Development and Redevelopment starts (pro-rata)	$116,676	$48,293	$6,238	$52,512	$125,000 - $265,000
Estimated yield (weighted average)	7.5%	8.1%	7.9%	8.1%	7.0% - 8.0%
Acquisitions (pro-rata)	$80,500	$17,300	$280,500	$35,988	$334,000
Cap rate (weighted average)	5.2%	4.4%	4.0%	5.1%	4.1%

Disposition Activity
Dispositions for development funding (pro-rata)	$69,964	$38,560	$10,661	$66,600	$115,000 - $125,000
Cap rate (weighted average)	6.9%	6.4%	6.8%	6.1%	6.2% - 6.4%
Dispositions for acquisition funding (pro-rata)	$50,000	$0	$0	$0	$0
Cap rate (weighted average)	5.1%	0.0%	0.0%	0.0%	0.0%

Net Asset Valuation Guidance:
Estimated market value of undeveloped land(1)
Land held for sale or future development				$44,333
Outparcels at operating properties				21,145
Total				$65,478

NOI from Projects in Development (current quarter)				$289
Base Rent from leases signed but not yet rent-paying (current quarter)
Operating Properties				$1,539
Development Completions (from disclosure on page 28)				204
Redevelopment of Operating Properties (from disclosure on page 28)				1,470
Total				$3,214

(1) Not included in Properties in Development on Balance Sheet

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

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Reconciliation of NAREIT FFO and Core FFO Guidance to Net Income
September 30, 2016
(per diluted share)

NAREIT FFO and Core FFO Guidance:	Full Year 2016
Net income attributable to common stockholders	$1.23	1.26
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	1.88	1.88
Gain on sale of operating properties	(0.37)	(0.37)
All other amounts	—	—
NAREIT Funds From Operations	$2.74	2.77

Adjustments to reconcile NAREIT FFO to Core FFO:
Development pursuit costs	0.01	0.01
Acquisition pursuit and closing costs	0.02	0.02
Gain on sale of land	(0.08)	(0.08)
Early extinguishment of debt	0.15	0.15
Derivative settlement	0.40	0.40
All other non-core amounts	0.01	0.01
Core Funds From Operations	$3.25	3.28

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Glossary of Terms
September 30, 2016

Adjusted Core Funds From Operations (AFFO): An additional performance measure used by Regency to reflect the Company’s ability to fund cash needs, including cash distributions to shareholders. AFFO is calculated by adjusting Core FFO for (i) capital expenditures necessary to maintain the Company’s portfolio of properties, (ii) the non-cash effects of straight line rents, above/below market rents, stock based compensation and interest charges and (iii) other non-cash amounts as they occur. The Company provides a reconciliation of Core FFO to AFFO.
Core EBITDA: Earnings before interest, taxes, depreciation and amortization, real estate gains and losses, and development and acquisition pursuit costs.
Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO, but is not limited to: (i) transaction related gains, income or expense; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; and (iv) other non-core amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core FFO.
Development Completion: A project in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the project features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Fixed Charge Coverage Ratio: Core EBITDA divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations.
Net Operating Income (NOI): Base rent, percentage rent, and recoveries from tenants and other income, less operating and maintenance, real estate taxes, ground rent, and provision for doubtful accounts from the properties owned by the Company. NOI excludes straight-line rental income, above and below market rent and ground rent amortization and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.
Non-Same Property: A property acquired, sold or a Development Completion during either calendar year period being compared. Corporate activities, including the captive insurance program, are part of Non-Same Property.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Operating properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties.

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